THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED APRIL 2, 2010
TO PROSPECTUSES DATED MAY 1, 2009
AS SUPPLEMENTED

          Currently, insurance obligations under the policies issued by The United States Life Insurance Company in the City of New York ("USL") are guaranteed by American Home Assurance Company (the "Guarantee"). The Guarantee does not guarantee policy value or the investment performance of the variable investment options.

          As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee will terminate for prospectively issued policies. The Guarantee will not cover any policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover any policies with a date of issue earlier than the Point of Termination until all insurance obligations under such policies are satisfied in full.